PIA BBB Bond Fund
Managed Account Completion Shares (MACS) (PBBBX)
PIA MBS Bond Fund
Managed Account Completion Shares (MACS) (PMTGX)
(Each a “Fund,” collectively, the “Funds”)
Supplement dated December 12, 2022 to the
Prospectus dated March 30, 2022, as supplemented

Effective immediately, the following replaces the first paragraph in the section titled, “Investment Adviser” on page 31 of the Statutory Prospectus:

Pacific Income Advisers, Inc., located at 2321 Rosecrans Avenue, Suite 1260, El Segundo, California 90245, is the investment adviser to the Funds. The Adviser has been in business since 1987. As the investment adviser to the Funds, the Adviser manages the investment portfolios for the Funds. It makes the decisions as to which securities to buy and which securities to sell. The Funds do not pay the Adviser an annual investment management fee. However, investors in the Funds will be charged management fees by the Adviser and persons other than the Adviser, as described below. Only the following purchasers are eligible to invest in, or own the Funds (“Eligible Investors”): (a) investment advisory clients of the Adviser, (b) participants in “wrap-fee” programs sponsored by investment advisers unaffiliated with the Funds or the Adviser (“Sponsors”) that are advised by the Adviser, (c) clients of affiliated companies of the Adviser and (d) employees of the Adviser. For the purposes of the PIA BBB Bond Fund and PIA MBS Bond Fund, the term Eligible Investors shall include any other individual as permitted by the Adviser.

Please retain this supplement with the Prospectus.